UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 17, 2009

Commission file numbers: 333-82084-01
                                            333-82084
PAPERWEIGHT DEVELOPMENT CORP.	APPLETON PAPERS INC.
(Exact Name of Registrant as Specified in Its Charter)	(Exact Name of Registrant as Specified in Its Charter)

Wisconsin	Delaware
(State or Other Jurisdiction of Incorporation or Organization)	(State or Other Jurisdiction of Incorporation or Organization)

39-2014992	36-2556469
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

825 East Wisconsin Avenue, P.O. Box 359, Appleton, Wisconsin	54912-0359
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (920) 734-9841

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

Press Release

On September 17, 2009, Appleton Papers Inc. ("Appleton") announced that it has extended the expiration date for its private offers to exchange its outstanding 8.125% Senior Notes due 2011 and 9.75% Senior Subordinated Notes due 2014 for new 11.25% Second Lien Notes due 2015 until 12:00 midnight, New York City time, on September 25, 2009 (unless further extended). The offers were previously scheduled to expire at 12:00 midnight, New York City time, on September 16, 2009. A copy of Appleton’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits

99.1 Press Release, dated September 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2009

Paperweight Development Corp.

By:           /s/ Jeffrey J. Fletcher
Name:      Jeffrey J. Fletcher
Title:        Controller

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2009

Appleton Papers Inc.

By:           /s/ Jeffrey J. Fletcher
Name:      Jeffrey J. Fletcher
Title:        Controller

Exhibit Index

Exhibit No.                                Description

99.1                      Press Release, dated September 17, 2009